Maxim SecureFoundationSM Lifetime 2040 Portfolio

Class G Ticker: MXDSX

Class G1 Ticker: MXESX

Class L Ticker: MXLKX

(the “Portfolio”)

Summary Prospectus

July 20, 2011

Portfolio shares are available only through investments in certain variable annuity contracts (“variable insurance contracts”), individual retirement accounts (“IRAs”), and qualified retirement plans. This Summary Prospectus is not intended for use by other investors. If you purchase shares of the Portfolio, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity contract issued by Great-West Life & Annuity Insurance Company (“GWL&A”). This Summary Prospectus should be read together with the prospectus or disclosure document for the Guarantee and, as applicable, the prospectus or disclosure document for the variable insurance contract, IRA, or qualified retirement plan.

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks, and the Guarantee. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com. The current Prospectus, dated May 1, 2011, and Statement of Additional Information, dated July 19, 2011, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the other funds in which it invests.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	0000000000000000	0000000000000000	0000000000000000
	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	0.62%	0.62%	0.62%
Total Annual Portfolio Operating Expenses	0.74%	0.84%	0.99%

1 Because the Portfolio had not commenced operations as of December 31, 2010, the Acquired Fund (Underlying Portfolio) Fees and Expenses are estimated amounts for the Portfolio’s 2011 fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any variable insurance contract, IRA or qualified retirement plan. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	0000000000000000	0000000000000000
Maxim SecureFoundationSM Lifetime 2040 Portfolio	1 Year	3 Years
Class G	$76	$237
Class G1	$86	$268
Class L	$101	$315

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”) that is tailored for investors planning to retire in, or close to, 2040 (which is assumed to be at age 65). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios.” The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2040, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. Over time until 2030, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2030, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

Maxim Capital Management, LLC (“MCM”) uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolio”). Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities, fixed income securities, short-term investments, and derivatives. The following table shows the Portfolio’s expected target allocation for the various asset classes at its inception, and the Underlying Portfolios in which the Portfolio expects to invest at its inception:

	00000000000	00000000000	00000000000
Large Blend	32.6%	Diversified Emerging Markets	6.9%
Maxim S&P 500® Index Portfolio		Northern Emerging Markets Equity Index
Mid Blend	14.0%	Intermediate-Term Bond	9.6%

	00000000000	00000000000	00000000000
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio
Small Blend	12.4%	Short-Term Income/Cash	0.1%
Maxim Index 600 Portfolio		GWL&A Contract
International Large Blend	24.4%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without approval or notice to shareholders.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without approval or notice to shareholders.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

•

Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

•	The Underlying Portfolios may not meet their own investments objectives.

•

The Underlying Portfolios will not necessarily make consistent investment decisions. One Underlying Portfolio may buy the same security that another Underlying Portfolio is selling. You would indirectly bear the costs of both trades.

•	You will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

•	MCM’s evaluations and assumptions regarding the Underlying Portfolios may be incorrect in view of actual market conditions.

•

The Portfolio is classified as non-diversified. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

•

MCM may be subject to potential conflicts of interest in the selection of Underlying Portfolios and allocation of Portfolio investments among the Underlying Portfolios. MCM may also be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

•

From time to time, one or more of the Underlying Portfolios may experience relatively large purchases or redemptions, which could affect the performance of the Underlying Portfolios and, therefore, the performance of the Portfolio.

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Value Stock Risk - The value investing approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.

Growth Stock Risk - Since growth companies usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. In addition, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Developing and Emerging Markets Risk - The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; and there may be tax consequences associated with the Guarantee. The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

No portfolio performance data is provided because the Portfolio commenced operations on January 31, 2011. The information will appear in a future version of this Prospectus after the Portfolio has annual returns for one complete calendar year.

Investment Adviser

GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (MCM)

Portfolio Manager

S. Mark Corbett, CFA, Chairman and President, MCM.

Purchase and Redemption of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative or qualified retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Currently, insurance company separate accounts, qualified retirement plans and IRAs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs and qualified retirement plans. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA or qualified retirement plan. These payments also may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.